UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)   June 10, 2005


                          POLO RALPH LAUREN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             001-13057                                   13-2622036
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      (Commission File Number)                 (IRS Employer Identification No.)



  650 MADISON AVENUE, NEW YORK, NEW YORK                   10022
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (212) 318-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 10, 2005, Polo Ralph Lauren Corporation (the "Company") hosted a conference call and webcast to discuss its results of operations for the fiscal quarter and year ended April 2, 2005. During the conference call, the Company provided the following information regarding the Company's operating segments:

         The Company operates in three integrated business segments: retail, wholesale and licensing.

         Historically, we have fully allocated our corporate overhead expenses to the business segments. We are changing our corporate overhead allocations to reflect how management presently views the business and will include this information in our Form 10-K, which we plan to file by July 1, 2005.

         Below are some of the highlights of our Fiscal 2005 fourth quarter and full year segment results, using our prior allocation method.

         Retail revenues grew 12% in the fourth quarter and 15% for the full year. Fiscal 2005 was a 52-week year compared to a 53-week year in fiscal 2004. Our comparable store sales, adjusted for this one week difference, were 4.1% for the fourth quarter and 6.3% for the full year.

         In the fourth quarter, retail gross margins expanded more than 600 basis points, with expense growth to support new stores. Before allocations of corporate expense, operating income dollars grew more than 45%. For the full year retail gross margins expanded 300 basis points, with expenses increasing to support the new store expansion. The operating profit dollars improved 30% in retail prior to corporate expense allocation.

         In the fourth quarter, wholesale sales increased 10% over last year's fourth quarter and increased 41% for the full year. The primary growth drivers in the quarter were childrenswear and Europe and in the full year were Lauren, childrenswear and Europe.

         In the fourth quarter, wholesale gross margin expanded more than 400 basis points and more than 300 basis points for the full year. For the fourth quarter expenses rose slightly in wholesale. The year saw strong leverage on increased sales and wholesale expense margin decreased almost 200 basis points, on a pre-allocated basis.

         In our licensing segment our full year licensing revenues decreased approximately 9% compared to last year, primarily due to the absence of Lauren and childrenswear royalty. In the fourth quarter, licensing revenues increased 4%, based primarily on increases in international licensing royalty.

The information in this Form 8-K is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.



                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POLO RALPH LAUREN CORPORATION


Date:  June 16, 2005                    By: /s/ Tracey T. Travis
                                            -----------------------------------
                                            Name:   Tracey T. Travis
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer